UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   FORM 8-K/A



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 April 26, 2004
                                (Date of earliest
                                 event reported)





       Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
       Number                    Principal Executive Offices; and Telephone Number             Identification Number
       ---------------------     ----------------------------------------------------------    ------------------------
       1-16169                   EXELON CORPORATION                                            23-2990190
                                 (a Pennsylvania corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-7398

       1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                                 (an Illinois corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-4321

       1-1401                    PECO ENERGY COMPANY                                           23-0970240
                                 (a Pennsylvania corporation)
                                 P.O. Box 8699 2301 Market Street
                                 Philadelphia, Pennsylvania 19101-8699
                                 (215) 841-4000

       333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                                 (a Pennsylvania limited liability company)
                                 300 Exelon Way
                                 Kennett Square, Pennsylvania 19348
                                 (610) 765-6900

Item 12. Results of Operations and Financial Condition

On April 26, 2004, Exelon Corporation (Exelon) announced via Form 8-K Exelon's results for its first quarter ended March 31, 2004. The April 26 Form 8-K included within page 10 of the Earnings Release Attachments filed as Exhibit 99 a table under the heading "2004 Earnings Guidance - April through December" that presented the forward around-the-clock market prices for that period. The numbers reported in the April 26 Form 8-K were not updated from Exelon's January 28, 2004 earnings release. This Form 8-K/A has been filed to correct the projected around-the-clock market prices disclosed in the table. This correction does not affect any other part of the earnings release or its attachments. The updated around-the-clock market prices are as follows:

2004 Earnings Guidance - April through December
     Around-the-clock Market Prices ($/MWh)
       PJM                                                           $   42.00
       MAIN                                                              31.00
       NEPOOL                                                            53.50
     Gas Prices ($/Mmbtu)
       Henry Hub                                                      $   6.00


This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data:
Exelon - Note 19, ComEd - Note 15, PECO - Note 14 and Generation - Note 13 and
(c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           EXELON CORPORATION
                           COMMONWEALTH EDISON COMPANY
                           PECO ENERGY COMPANY
                           EXELON GENERATION COMPANY, LLC

                           /s/  Robert S. Shapard
                           ----------------------
                           Robert S. Shapard
                           Executive Vice President and Chief Financial Officer Exelon Corporation


April 29, 2004